UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 11, 2007
____________________________

Electronic Clearing House, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-15245	93-0946274
(Commission File Number)	(IRS Employer Identification No.)

730 Paseo Camarillo,
Camarillo, California
93010
(Address of Principal Executive Offices and zip code)

(805) 419-8700
(Registrant's telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2007, in accordance with the Bylaws of the Registrant, Mr. Keith B. Hall was appointed as a member of the Registrant’s Board of Directors.  Mr. Hall recently retired as the Senior Vice President and Chief Financial Officer of LendingTree, Inc., a division of InterActive Corp. (IACI), where he had been instrumental in guiding the firm to achieve profitability and raising $150 million in capital, including overseeing the company’s initial public offering in 2000. Prior to LendingTree, Mr. Hall held chief financial officer positions with three public companies (Broadway & Seymour, Inc., Loctite Corporation, and Legent Corporation) that were acquired. He also was employed for over twelve years in various financial positions of increasing responsibility at United Technologies Corporation (UTX), including chief financial officer of Carrier Corporation’s North American Operations.  Mr. Hall currently serves on the Board of Trustees of Coe College in Cedar Rapids, Iowa, and the Board of Directors of NewRiver, Inc., a private Internet company serving the mutual fund industry.  He holds an MBA from Harvard Business School and a Bachelor of Arts degree from Coe College.

Mr. Hall was also appointed to the Board’s Audit Committee, Compensation Committee and Governance and Nominating Committee.

Mr. Hall will be entitled to the same compensation afforded to other independent directors of the Board as follows: (i) $50,000 in cash compensation, payable quarterly; (ii) a grant of 3,000 shares of restricted stock issued under the Registrant’s Amended and Restated 2003 Incentive Stock Option Plan (the “Plan”), which will vest on the one year anniversary of the date of grant, and (iii) a grant of 1,500 shares of restricted stock issued under the Plan, which will vest in three annual installments commencing on the one year anniversary of the date of grant.

No arrangement or understanding exists between Mr. Hall and any other persons pursuant to which Mr. Hall was selected as a director.

Since the beginning of the Registrant’s last fiscal year, Mr. Hall has had no direct or indirect material interest in any transaction exceeding $120,000 to which the Registrant was a party.

On October 17, 2007, the Registrant issued a press release announcing the appointment of Mr. Hall, which release is attached hereto as Exhibit 99.1 and incorporate herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by the Registrant on October 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC CLEARING HOUSE, INC.
(Registrant)

By:	\s\ Alice Cheung
Alice L. Cheung, Treasurer &
Chief Financial Officer

Dated: October 17, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Registrant on October 17, 2007.